UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 23, 2013

Vishay Intertechnology, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-7416	38-1686453
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

63 Lancaster Avenue Malvern, PA 19355-2143	19355-2143
(Address of Principal Executive Offices)	Zip Code

Registrant's telephone number, including area code 610-644-1300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensatory Arrangements of Certain Officers

Vishay Intertechnology, Inc. ("Vishay") held its Annual Meeting of Stockholders on May 23, 2013.  Vishay's stockholders voted to approve the continuation of the Vishay Intertechnology, Inc. 2007 Stock Incentive Program (the "Plan").

The Plan is substantially unchanged as a result of the continuation approved by the Company's stockholders. Our definitive proxy statement dated April 5, 2013 contains additional information about the Plan.

The foregoing description is qualified in its entirety by reference to the amended and restated 2007 Stock Incentive Program, incorporated herein by reference to Annex A to our definitive proxy statement, dated April 5, 2013, for our 2013 Annual Meeting of Stockholders.

Item 5.07 – Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Stockholders, Vishay's stockholders voted on the election of four directors to hold office until 2016, the ratification of the appointment of Ernst & Young LLP as Vishay's independent registered public accounting firm for the year ending December 31, 2013, and the approval of the Vishay Intertechnology, Inc. 2007 Stock Incentive Program.

Each share of common stock is entitled to one vote, and each share of Class B common stock is entitled to ten votes.

The results of the votes of stockholders on each matter set forth at the Annual Meeting are as follows:

Election of Directors to Hold Office until 2016

	For	Withheld	Broker Non-Votes
Dr. Gerald Paul
Common stock	103,789,279	3,175,191	11,418,921
Class B common stock	12,026,976	-	262
Total voting power	224,059,039	3,175,191	11,421,541
Frank Dieter Maier
Common stock	105,086,896	1,877,574	11,418,921
Class B common stock	12,008,955	18,021	262
Total voting power	225,176,446	2,057,784	11,421,541
Timothy V. Talbert
Common stock	105,969,802	994,668	11,418,921
Class B common stock	12,026,976	-	262
Total voting power	226,239,562	994,668	11,421,541
Thomas C. Wertheimer
Common stock	105,301,049	1,663,421	11,418,921
Class B common stock	12,026,976	-	262
Total voting power	225,570,809	1,663,421	11,421,541

Ratification of Appointment of Independent Registered Public Accounting Firm

	For	Against	Abstain	Broker Non-Votes
Common stock	117,404,965	784,150	194,276	-
Class B common stock	12,027,238	-	-	-
Total voting power	237,677,345	784,150	194,276	-

Approval of the Vishay Intertechnology, Inc. 2007 Stock Incentive Program

	For	Against	Abstain	Broker Non-Votes
Common stock	104,881,601	1,962,270	120,599	11,418,921
Class B common stock	12,026,976	-	-	262
Total voting power	225,151,361	1,962,270	120,599	11,421,541

Item 9.01 – Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Vishay Intertechnology, Inc. 2007 Stock Incentive Program. Incorporated by reference to Annex A to our definitive proxy statement, dated April 5, 2013, for our 2013 Annual Meeting of Stockholders.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 23, 2013

VISHAY INTERTECHNOLOGY, INC.

By:	/s/ Lori Lipcaman

Name:	Lori Lipcaman
Title:	Executive Vice President and
Chief Financial Officer

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